CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Net loss	$ (99,340)	$ (48,246)
Other comprehensive income/(loss)
Foreign currency translation gain/(loss)	1,084	(1,827)
Total comprehensive loss	(98,256)	(50,073)
Less: Comprehensive income attributable to non-controlling interests	(3,285)	(1,302)
Total comprehensive loss attributable to the Company	$ (101,541)	$ (51,375)